UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AULT ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED NOVEMBER ___, 2023

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on December 29, 2023

We cordially invite you to attend the Annual Meeting (the “Meeting”) of stockholders of Ault Alliance, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on December 29, 2023 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To elect the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of the Company’s 10% Senior Secured Convertible Note (the “Note”) in the principal amount of $17,519,832.00 into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) as well as the exercise of the warrants to purchase such shares of Common Stock (the “Note Financing Proposal”), each as issued pursuant to the Note Purchase Agreement dated October 13, 2023;

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of the Company’s 50,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock, and warrants (the “Series C Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $50,000,000.00, pursuant to the Securities Purchase Agreement dated November __, 2023 (the “Series C Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, (i) the issuance by the Company of additional shares of Common Stock, in a registered direct offering, underlying the Company’s Convertible Note in the principal amount of $2.2 million issued pursuant to the Exchange Agreement dated September 27, 2023, as well as (ii) the right granted to the counterparty in the Exchange Agreement to purchase a note substantially identical to the Convertible Note in an amount of up to $3,300,000 (the “RD Proposal”);

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-five and not more than one-for-twenty-five at any time prior to December 28, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on ___________ ___, 2023, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about December 1, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on December 29, 2023:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/AULT for registered holders and http://www.edocumentview.com/AULT for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

December 1, 2023

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	8
Information about the Nominees	8
Involvement in Certain Legal Proceedings	10
Family Relationships	11
Board Independence	11
Stockholder Communications with the Board	11
Meetings and Committees of the Board	11
Board Committees	12
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Ethics	13
Director Compensation	13
Required Vote and Board Recommendation	14
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2022	15
Fees Paid to Auditor	15
Pre-Approval Policies and Procedures	15
Report of the Audit Committee of the Board of Directors	16
Required Vote and Board Recommendation	16
PROPOSAL NO. 3: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF A SENIOR SECURED NOTE AND WARRANTS PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH AULT & COMPANY	17
Description of the Note and Warrants	17
Stockholder Approval Requirement	18
Reasons for Transaction	18
Effect on Current Stockholders; Dilution	18
Required Vote and Board Recommendation	18
PROPOSAL NO. 4: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF SHARES OF OUR SERIES C PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH AULT & COMPANY	19
Description of the Securities Purchase Agreement and the SPA Securities	19
Stockholder Approval Requirement	20
Reasons for Transaction	21
Effect on Current Stockholders; Dilution	21
Required Vote and Board Recommendation	21
PROPOSAL NO. 5: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK PURSUANT TO THE EXCHANGE AGREEMENT AS WELL AS THE INVESTOR’S ADDITIONAL PURCHASE RIGHT	22
Description of the Exchange Agreement and the Note
Stockholder Approval Requirement	23
Reasons for Transaction	23
Effect on Current Stockholders; Dilution	23
Required Vote and Board Recommendation	24
PROPOSAL NO. 6: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK	25
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	25
Procedure for Implementing the Reverse Stock Split	26
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	26
Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)	27
Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	27
Holders of Certificated Shares of Common Stock	27
Fractional Shares	28
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	28
Accounting Matters	28
Certain Federal Income Tax Consequences of the Reverse Stock Split	28

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U.S. Holders	29
No Appraisal Rights	29
Required Vote and Board Recommendation
INFORMATION ABOUT THE EXECUTIVE OFFICERS	30
Executive Officers	30
Involvement In Certain Legal Proceedings	30
EXECUTIVE COMPENSATION	31
Summary Compensation Table	31
Employment Agreement with Milton C. Ault, III	31
Employment Agreement with William B. Horne	32
Employment Agreement with Henry Nisser	32
CEO Pay Ratio	33
Pay Versus Performance	33
Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging	35
Outstanding Equity Awards at Fiscal Year-End	36
Director Compensation	36
Stock Option Plans
401(k) Plan	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	39
PROPOSALS OF STOCKHOLDERS FOR THE 2024 MEETING	41
OTHER BUSINESS	42
ANNEX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
ANNEX B – PROXY CARDS

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AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

PRELIMINARY PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2023

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ault Alliance, Inc. (the “Company”), for use at the Annual Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on December 29, 2023 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about December 1, 2023.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, its Chief Executive Officer, or either one of them who acts, will vote:

•	FOR the election of the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	FOR the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

•	FOR the approval, pursuant to Rule 713(a) and (b) of the NYSE American, of the conversion of the Company’s 10% Senior Secured Convertible Note (the “Note”) in the principal amount of $17,519,832.00 into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) as well as the exercise of the warrants to purchase such shares of Common Stock (the “Note Financing Proposal”), each as issued pursuant to the Note Purchase Agreement dated October 13, 2023;

•	FOR the approval, pursuant to Rule 713(a) and (b) of the NYSE American, of the conversion of the Company’s 50,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock, and warrants (the “Series C Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $50,000,000.00, pursuant to the Securities Purchase Agreement dated November __, 2023 (the “Series C Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of (i) the issuance by the Company of additional shares of Common Stock, in a registered direct offering, underlying the Company’s Convertible Note in the principal amount of $2.2 million issued pursuant to the Exchange Agreement dated September 27, 2023, as well as (ii) the right granted to the counterparty in the Exchange Agreement to purchase a note substantially identical to the Convertible Note in an amount of up to $3,300,000 (the “RD Proposal”);

•	FOR the approval of an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-five and not more than one-for-twenty-five at any time prior to December 28, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	FOR approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

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By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of ___________ ___, 2023 (the “Record Date”), there were ________ shares of Common Stock issued and outstanding, which constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the __________ outstanding shares of Common Stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but three of the proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the Auditor Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	For each other matter specified in the Notice of Meeting of Stockholders, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have no effect on the outcome of the vote. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To elect the seven (7) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”);

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of the Company’s 10% Senior Secured Convertible Note (the “Note”) in the principal amount of $17,519,832.00 into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) as well as the exercise of the warrants to purchase such shares of Common Stock (the “Note Financing Proposal”), each as issued pursuant to the Note Purchase Agreement dated October 13, 2023;

•	To approve, pursuant to Rule 713(a) and (b) of the NYSE American, the conversion of the Company’s 50,000 shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into Common Stock, and warrants (the “Series C Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $50,000,000.00, pursuant to the Securities Purchase Agreement dated November __, 2023 (the “Series C Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, (i) the issuance by the Company of additional shares of Common Stock, in a registered direct offering, underlying the Company’s Convertible Note in the principal amount of $2.2 million issued pursuant to the Exchange Agreement dated September 27, 2023, as well as (ii) the right granted to the counterparty in the Exchange Agreement to purchase a note substantially identical to the Convertible Note in an amount of up to $3,300,000 (the “RD Proposal”);

•	To approve an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-five and not more than one-for-twenty-five at any time prior to December 28, 2024, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is ___________ ___, 2023. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. The only class of stock entitled to be voted at the meeting is our Common Stock, which constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the __________ outstanding shares of Common Stock will constitute a quorum at the Meeting.

 Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about December 1, 2023, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Stockholders;

•	this Proxy Statement for the Meeting;

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•	our Annual Report on Form 10-K for the year ended December 31, 2022; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/AULT.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/XXXXXX. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on December 28, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

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Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the (i) Auditor Proposal, (ii) the Reverse Stock Split Proposal, and (iii) the Adjournment Proposal, but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to meetnow.global/XXXXXX; there is no password required, or (ii) by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on December 29, 2023. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on December 28, 2023.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

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Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Note Financing Proposal;

(iv)	The Series C Proposal;

(v)	The RD Proposal;

(vi)	The Reverse Stock Split Proposal; and

(vii)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

For the election of directors, each of the seven (7) nominees receiving “FOR” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Meeting.

How will abstentions be treated?

Abstentions will have no effect on any of the proposals.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

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In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to approve the (i) Director Proposal, (ii) Financing Proposal, (iii) Note Financing Proposal, (iv) Series C Proposal and (v) RD Proposal, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to approve the (i) Auditor Proposal, (ii) Reverse Stock Split Proposal, and (iii) Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Georgeson to assist in the solicitation of proxies for a fee of approximately $13,500, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

In addition, you can also contact:

Georgeson

Telephone (toll-free in North America): (800) XXXXXXX

Telephone (outside of North America): 1 (781) XXXXXXX

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	53	Executive Chairman	2017
William B. Horne	55	Chief Executive Officer and Vice Chairman	2016
Henry Nisser	55	President, General Counsel and Director	2019
Robert O. Smith (1) (5) (6)	79	Lead Independent Director	2016
Howard Ash (2) (4)	64	Independent Director	2020
Jeffrey A. Bentz (3) (5)	64	Independent Director	2018
Mordechai Rosenberg (4) (6)	76	Independent Director	2015

(1)	Chair of the Nominating and Corporate Governance Committee
(2)	Chair of the Audit Committee
(3)	Chair of the Compensation Committee
(4)	Member of the Nominating and Corporate Governance Committee
(5)	Member of the Audit Committee
(6)	Member of the Compensation Committee

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

On January 19, 2021, Mr. Ault resigned as Chief Executive Officer and was appointed as the Executive Chairman of the Board. On December 28, 2017, Mr. Ault was appointed Chief Executive Officer. On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault has served as the Chairman of the Board of Ault Disruptive Technologies Corporation (“ADTC”), an NYSE listed Special Purpose Acquisition Company, or SPAC, since its incorporation in February 2021. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman until its IPO, when he became Alzamend’s Chairman Emeritus and a consultant. Mr. Ault was appointed as the Executive Chairman of the board of directors of the Singing Machine Company, Inc., an issuer listed on the Nasdaq Stock Market (“MICS”) in April of 2023. Mr. Ault has served as Chairman and Chief Executive Officer of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

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William B. Horne

Mr. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. Mr. Horne has served as the Chief Executive Officer and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Horne has served on the board of directors of Giga-Tronics Incorporated (“GIGA”) since September of 2022. Mr. Horne is a director and Chief Financial Officer of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Horne has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016 and became its Chairman of the board upon consummation of its IPO. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. (OTCBB: TRGM) from August 2013 to May 2019. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry C. W. Nisser

Mr. Nisser has served as a member of our Board since September 17, 2020 and was appointed as our Executive Vice President and General counsel on May 1, 2019. On January 19, 2021, Mr. Nisser resigned as Executive Vice President and was appointed as our President. Mr. Nisser has served as a member of the board of directors and as the President and General Counsel of BitNile Metaverse, Inc., an issuer listed on the Nasdaq Stock Market (“BNMV”) since March of 2023. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche International, Corp., a “voluntary filer” under the Exchange Act. Mr. Nisser has served as the President, General Counsel and on the board of directors of ADTC, an NYSE listed SPAC, since its incorporation in February 2021. Mr. Nisser has served on the board of directors of Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since September 1, 2020 and has served as its Executive Vice President and General Counsel since May 1, 2019. Mr. Nisser has served on the board of directors of MICS since April of 2023. From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Howard Ash

Mr. Ash serves as one of our independent directors. Mr. Ash is an accomplished executive with extensive experience in business and finance, who served as CEO, COO and CFO to a variety of high profile, international companies. Mr. Ash continues to serve as Chairman of Claridge Management since 2000. Mr. Ash was a director of Net Element, Inc. (NASDAQ-NETE) from June 13, 2016 through July 13, 2020, serving as Chairman of both the Audit and Compensation committees, as well as the Nominating and Governance Committees during his tenure. He served as Chief Operating Officer of BioCard Corporation from 1997 to 2007. He served as Chief Operating Officer of CITA Americas, Inc. from 1996 to 1997. Mr. Ash served as Chief Executive Officer of IEDC Marketing, Inc. from 1992 to 1996. He held a CFO/Chief Strategist position at Abrams, Ash & Associates from 1990 to 1992. Mr. Ash currently serves on the Advisory Board of the U.K. based E2Exchange, the Institute of Entrepreneurs, since 2011, and is the only non-UK citizen holding that position. Mr. Ash served from 2009 to 2014 in a senior development and strategic capacity for One Laptop Per Child, a global NGO created to provide educational opportunities providing laptops to the world’s poorest children. Prior Chairmanships include the 2009 through 2012 term for the Sturge Weber Foundation, a non-profit organization dedicated to curing this rare but fatal syndrome affecting children. Previously, Mr. Ash was an Advisory Board Member to Edge Global Investment Limited which forged a strategic partnership with the Africa Forum, consisting of 37 former Heads of State and Government. Mr. Ash started an interest-free micro-loan society in 1987 that has provided more than $15 million in micro-loans throughout the U.S. and Israel. In 1999, Mr. Ash founded the Circle of Life Resource Center, Inc., a food bank in Miami, Florida that feeds several hundred families per week. Mr. Ash earned a Bachelor of Commerce degree, with Honors in Accounting and Law from the University of Witwatersrand (South Africa) in 1980. We believe that Mr. Ash’s extensive experience as a business and finance executive and member of multiple oversight bodies, provides him with the necessary skills to be qualified to serve as one of our directors.

Jeffrey A. Bentz

Mr. Bentz serves as one of our independent directors. Mr. Bentz is an experienced businessman who served from 1994 to 2022 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. Mr. Bentz has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. Mr. Bentz has served on the board of directors of GIGA since September of 2022. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

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Robert O. Smith

Mr. Smith serves as our lead independent director. Previously, he served as a member of our Board from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of ADTC, an NYSE listed SPAC, since its IPO in December 2021. Mr. Smith has served on the board of directors of GIGA since September of 2022. Mr. Smith has served on the board of directors of BNMV since October of 2023, where he acts as BNMV’s lead independent director as well as the chairman of its audit committee. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of our Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Status of Certain Issuers with which Messrs. Ault, Horne and Nisser Are Involved.

Avalanche International Corp.

As of the Record Date, Avalanche International Corp. (“Avalanche”) had not filed its (i) Annual Reports on Form 10-K for its fiscal years ended November 30, 2016, November 30, 2017, November 30, 2018, November 30, 2019, November 30, 2020, November 30, 2021 or November 30, 2022 (ii) its Quarterly Reports for its fiscal quarters ended February 28, 2017, May 31, 2017, August 31, 2017, February 28, 2018, May 31, 2018, August 31, 2018, February 28, 2019, May 31, 2019, August 31, 2019, February 29, 2020, May 31, 2020, August 31, 2020, February 28, 2021, May 31, 2021, August 31, 2021, February 28, 2022, May 31, 2022, August 31, 2022 February 28, 2023, May 31, 2023 or August 31, 2023. While Avalanche is a “voluntary filer,” it has not filed a Form 15, nor does it intend to.

As of the Record Date, Avalanche had 14 employees and 1 principal consultant, total assets of approximately $23.0 million, total liabilities of approximately $29.0 million, total stockholders’ deficit of approximately $6.0 million, total annual operating expenses of approximately $3.0 million and a net loss of approximately $4.0 million. None of the foregoing figures has been audited.

 Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

10

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; *

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Please see the press release issued by the Company on August 15, 2023.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Ash, Smith, Bentz, and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Ault, Horne or Nisser meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Ault Alliance, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2022, the Board held 16 meetings and acted by unanimous written consent 19 times, the Audit Committee held 5 meetings, the Nominating and Corporate Governance Committee and the Compensation Committee held zero meetings. The Compensation Committee acted by unanimous written consent once. The Audit Committee and the Nominating and Corporate Governance Committee approved no actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders.

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Board Committees

The Board has standing Audit, Nominating and Corporate Governance and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Howard Ash	** ***	*
Jeffrey A. Bentz	*		**
Robert O. Smith	* ***	**	*
Moti Rosenberg		*	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Ash, Smith and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that each of Messrs. Ash and Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. Mr. Ash serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2022.

Nominating and Governance Committee

Messrs. Smith, Ash and Rosenberg currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the various industries in which we operate. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Compensation Committee

Messrs. Bentz, Smith and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer and President; and administering our stock option plans and other benefit plans.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct and other policies encompassed within corporate governance.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the current fiscal year ended December 31, 2022, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2022, Howard Ash and Robert Smith each inadvertently filed one late Form 4, and Jeffrey Bentz and Mordechai Rosenberg each inadvertently filed two late Form 4s.

Code of Ethics

The Board has adopted an Amended and Restated Code of Business Conduct and Ethics for Employees, Executive Officers and Directors (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.ault.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Executive Chairman, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Messrs. Smith and Ash, who each receive a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director and Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2022:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)(1)	Total ($)
Robert O. Smith	55,000	—	—	215,000	270,000
Jeffrey A. Bentz	45,000	—	—	215,000	260,000
Mordechai Rosenberg	45,000	—	—	190,000	235,000
Howard Ash	55,000	—	—	190,000	245,000

(1)       Consists of cash bonus payments made to each independent director.

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Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “for” each of the director nominees.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2023, subject to ratification of the appointment by the Company’s stockholders. No representative of Marcum LLP is expected to attend the Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2022

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2022 and December 31, 2021, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2022	$3,280,000
2021	$1,293,000

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2022 or 2021.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2022 or 2021.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

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Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Ault Alliance, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Ault Alliance, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2022, the members of the Audit Committee were Messrs. Ash, Smith and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum LLP, for the fiscal year ended December 31, 2022. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Mr. Howard Ash, Mr. Robert O. Smith and Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

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PROPOSAL NO. 3

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF A SENIOR SECURED NOTE AND WARRANTS PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH AULT & COMPANY

We are asking our stockholders to approve (i) the conversion by the Company of a senior secured convertible promissory note in the principal face amount of $17,519,832 (the “Note”) issued to Ault & Company, Inc., a Delaware corporation (“A&C”) and (ii) exercise of the warrants issued to A&C (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for a total purchase price of up to $17,519,832 (the “Note Transaction”) pursuant to that certain Note Purchase Agreement (the “NPA”) by and between the Company and A&C dated October 13, 2023 (the “Closing Date”).

The purchase price was comprised of the following: (i) cancellation of $4,625,000 of cash loaned by A&C to the Company since June 8, 2023 pursuant to a short-term loan agreement; (ii) cancellation of $11,644,832 of term loans made by the Company to A&C in exchange for A&C assuming liability for the payment of $11,644,832 of secured notes; and (iii) the retirement of $1,250,000 in stated value of 125,000 shares of the Company’s Series B Convertible Preferred Stock (representing all shares issued and outstanding of that series) being transferred from A&C to the Company.

The NPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the NPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA. If this Proposal No. 3 is not approved by our stockholders, the Company will not be able to extinguish its debt to A&C through permitting A&C to fully convert its Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

A&C is an affiliate of the Company.

Description of the Note and Warrant

Description of the Senior Secured Convertible Promissory Note

The Note has a principal face amount of $17,519,832 and has a maturity date of October 12, 2028 (the “Maturity Date”). The Note bears interest at the rate of 10% per annum. Interest is payable, at A&C’s option, in cash or shares of Common Stock at the applicable Conversion Price (as defined below). Accrued interest is payable on the Maturity Date, provided, however, that A&C has the option, on not less than 10 calendar days’ notice to the Company, to require payment of accrued but unpaid interest on a monthly basis in arrears.

The Note is convertible at any time after NYSE approval into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $0.2952, which represented 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the Closing Date, or (B) 105% of the closing sale price of the Common Stock on the trading day immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. Upon an event of default, A&C has a right to accelerate the Maturity Date and require the Company to redeem the Note at a price equal to 110% of the principal amount of the Note plus accrued and unpaid interest to the date of redemption. A&C does not have the right to repay the Note prior to the Maturity Date.

Description of the Warrants

On the Closing Date, the Company issued A&C the Warrants, which grant A&C the right to purchase 47,685,988 shares of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $0.1837, which represented 110% of the closing price of the Common Stock on the Closing Date (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

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The foregoing descriptions of the NPA, the Note, the Warrants and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the NPA filed as Exhibit 10.1, and the forms of the Note and the Warrants, copies of which are filed as Exhibits 4.1 and 10.2, respectively, to the Current Report on Form 8-K filed with the SEC on October 16, 2023 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the NPA provides that the number of shares to be issued to A&C is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the Note and the Warrants. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 3 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

Further, Rule 713(b) of the NYSE American requires stockholder approval of a transaction, other than a public offering, when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Rule 713(b) is applicable to the Note Transaction because A&C would acquire the ability, by virtue of its potential beneficial ownership percentage interest of the Company if the Note were fully converted and the Warrants exercised, to appoint a number of individuals to the Board, the number of which could constitute a majority of the Board.

Stockholder approval of this Proposal No. 4 will constitute stockholder approval for purposes of Rule 713(a) and (b) of the NYSE American.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to A&C in connection with the conversion of the Note and the exercise of the Warrants.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

As stated above, if this Proposal No. 3 is not approved by our stockholders, the Company will not be able to extinguish its debt to A&C through permitting A&C to fully convert its Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

Effect on Current Stockholders; Dilution

The NPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to A&C pursuant to the terms of the NPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue A&C all _________ shares which it may acquire with stockholder approval (assuming each of the conversion of the Note and exercise of the Warrants occurred on the Record Date), A&C would have acquired approximately ____% of the ________ shares that would then have been outstanding as of the Record Date.

The availability for sale of a large amount of shares by A&C may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with A&C to address the possible effect on the price of our Common Stock of the sale by A&C of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the Note and the Warrants to A&C requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the Note and the Warrants to A&C in order to comply with Rule 713(a) and (b) of the NYSE American.

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PROPOSAL NO. 4

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a) & (b), OF THE CONVERSION OF SHARES OF OUR SERIES C PREFERRED STOCK AND EXERCISE OF WARRANTS PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH AULT & COMPANY

We are asking our stockholders to approve the issuance by the Company to Ault & Company, Inc., a Delaware corporation (“A&C”) of (i) up to fifty thousand (50,000) shares of a newly designated series of preferred stock entitled Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and warrants (the “Series C Warrants” and with the Series C Preferred Stock, the “SPA Securities”) to purchase ___________ shares of Common Stock for a total purchase price of up to $50 million dollars (the “Preferred Transaction”), which purchase price shall consist of (i) cash, and (ii) the surrender for cancellation of all or a portion of the Note referred to in Proposal No. 4, all pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and A&C dated October ___, 2023.

The purchase price will be comprised of the following: (i) no less than $20,000,000 in cash, but in no event more than $50 million, and (ii) cancellation of up to $17,519,832 of the Note issued by the Company to A&C as described under Proposal No. 3.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA. If this Proposal No. 4 is not approved by our stockholders, the Company will need to raise cash financing from a different source, which would likely increase the difficulty that the Company would experience in convincing A&C to convert its Note to equity and thus hamper the Company’s ability to extinguish its debt to A&C through permitting A&C to exchange its Note, which would in turn prevent or curtail the Company’s ability to improve its balance sheet. In the event that the Company (i) is unable to obtain funding from A&C through its acquisition of SPA Securities for cash through the consummation of the SPA, or (ii) is unable to reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business and repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

As noted earlier, A&C is an affiliate of the Company.

Description of the Securities Purchase Agreement and the SPA Securities

Description of the SPA

Holders of the Series C Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law.

Additionally, until the earlier of (i) four years from the initial closing date of the SPA (the “Initial Closing Date”), or (ii) the date when A&C holds fewer than 10,000 shares of Series C Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 10,000 shares of Series C Preferred Stock, A&C shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

In addition, the Company must establish a reserve account to be funded with no less than 12.5% of the gross proceeds received from the sale of the Series C Preferred Stock, which shall be maintained for a period of at least nine months from the Initial Closing Date.

Closings under the SPA may be made in tranches, with each such date being referred to as a “Closing Date.”

The Initial Closing Date shall occur no later than December 31, 2023, subject to A&C’s ability to extend the final Closing Date for a period of up to ninety (90) days.

The SPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

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Description of the Series C Preferred Stock

Conversion Rights

Each share of Series C Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Common Stock at a conversion price equal to the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $_______, which represented 105% of the volume weighted average price of the Common Stock during the ten trading days immediately prior to the execution date of the SPA (the “Execution Date”), or (B) 105% of the closing sale price of the Common Stock on the trading day immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American (at times referred to as the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $_______ (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, if this Proposal No. 4 is approved, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Common Stock then outstanding plus the number of Conversion Shares.

Dividend Rights

The holders of Series C Convertible Preferred Stock are entitled to cumulative cash dividends at an annual rate of 9.5%, or $95.00 per share, based on the stated value per share. Dividends shall accrue from the Closing Date, until the 10-year anniversary of the Closing Date and are payable quarterly in arrears. For the first two years, the Company may elect to pay the dividend amount in Common Stock rather than cash, with the number of shares of Common Stock issued at the Conversion Price at the date that the dividend payment is due. Dividends will accrue regardless of the Company’s earnings or funds availability and will not exceed the full cumulative dividends. If dividends are in arrears for one or more periods where dividends are to be paid and A&C is contractually required to pay any penalties or damages as a result of the failure of the Company to pay such dividend, the dividend rate will increase to 12% per annum (equivalent to $120.00 per annum per share) and will be paid either in cash or additional shares of Series C Preferred Stock (if the Common Stock is then listed on a national securities exchange) or if not, freely tradeable Common Stock.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series C Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series C Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series C Preferred Stock. The remaining assets will be distributed pro rata to the holders of outstanding Common Stock and all holders of Series C Preferred Stock as if they had converted their Series C Preferred Stock into Common Stock. The Series C Preferred Stock rank senior over other classes of preferred stock, including the Series A and D Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designation”).

Description of the Series C Warrants

At closing, the Company will issue A&C the Series C Warrants, which grant A&C the right to purchase a specified number of Common Stock (the “Warrant Shares”). The exercise price of the Warrants is $___, 110% of the closing market price on the trading day prior to execution of the SPA (the “Exercise Price”) and the number of Warrant Shares is determined by dividing the actual investment amount by the Exercise Price. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series C Warrants have a five-year term, expiring on the fifth anniversary of the Closing Date, and become exercisable on the first business day after the six-month anniversary of the Closing Date.

The foregoing descriptions of the SPA, the Certificate of Designations of the Series C Preferred Stock, the Series C Warrants and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA filed as Exhibit 10.1, and the forms of the Certificate of Designations of the Series C Preferred Stock and the Series C Warrants, copies of which are filed as Exhibits 3.1 and 4.1, respectively, to the Current Report on Form 8-K filed with the SEC on November __, 2023 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the SPA provides that the number of shares to be issued to A&C is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPA until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the SPA Securities as well as the Note and the Warrants. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

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Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Further, Rule 713(b) of the NYSE American requires stockholder approval of a transaction, other than a public offering, when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Rule 713(b) is applicable to the Preferred Transaction because, as noted above, A&C would acquire the ability to appoint a number of individuals to the Board, the number of which could constitute a majority of the Board.

Stockholder approval of this Proposal No. 4 will constitute stockholder approval for purposes of Rule 713(a) and (b) of the NYSE American.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to A&C in connection with the conversion of the Series C Preferred Stock and the exercise of the Series C Warrants.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company will need to raise significant cash financing to operate and expand its operations, and will need to extinguish as much of its debt as possible. In the event that the Company is unable to (i) obtain funding from A&C through its acquisition of SPA Securities for cash through the consummation of the SPA, or (ii) reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business and repaying the debt owed to A&C, likely under far less favorable terms than those offered by A&C.

Effect on Current Stockholders; Dilution

The SPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to A&C pursuant to the terms of the SPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue A&C all ___________ shares which it may acquire with stockholder approval (presuming that all shares Series C Preferred Stock were converted at the Floor Price, and all Seres C Warrants were exercised on the Record Date), A&C would have acquired approximately _____% of the __________ shares that would then have been outstanding as of the Record Date.

The availability for sale of a large amount of shares by A&C may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with A&C to address the possible effect on the price of our Common Stock of the sale by A&C of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the SPA Securities to A&C requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the SPA Securities to A&C in order to comply with Rule 713(a) and (b) of the NYSE American.

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PROPOSAL NO. 5

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK PURSUANT TO THE EXCHANGE AGREEMENT AS WELL AS THE INVESTOR’S ADDITIONAL PURCHASE RIGHT

On September 27, 2023 (the “Effective Date”), the Company entered into a securities exchange agreement (the “Exchange Agreement”) with an institutional investor (the “Investor”) pursuant to which the Investor acquired, and the Company issued and sold in a registered direct offering to the Investor (the “Offering”), a $2.2 million principal face amount convertible promissory note (the “Initial Note”), subject to customary closing conditions. As described in more detail below, subject to the satisfaction of the conditions in the Exchange Agreement, the Company may issue and sell to the Investor a note in a principal face amount of up to an additional $3.3 million (the “Subsequent Note” and with the Initial Note, the “Notes”).

The Initial Note was issued in exchange for a term note in the principal face amount of $2,200,000 (the “Term Note”), which the Company sold to the Investor on September 8, 2023 for a purchase price of $2,000,000. The Initial Note is convertible into Common Stock (the “Conversion Shares”) at any time after NYSE American (the “Exchange”) approval has been obtained, provided, that the Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Effective Date (the “NYSE Limit”), in accordance with the rules and regulations of the Exchange unless the Company first obtains stockholder approval therefor. As of the Record Date, the Investor has converted $526,837 principal amount of the Initial Note into 2,115,811 Conversion Shares, which is the NYSE Limit.

At any time on or prior to the three month anniversary of the date when the Initial Note is no longer outstanding (either through conversion, repayment or a combination thereof), the Investor has the right (the “Additional Purchase Right”) to require the Company to issue and sell to the Investor the Subsequent Note. If the Investor elects to acquire the Subsequent Note, the Company and the Investor will enter into a securities purchase agreement providing for the acquisition of the Subsequent Note, which will be substantially similar to the Initial Note.

Description of the Initial Note

The Initial Note has a principal face amount of $2,200,000 and bears no interest (unless an event of default occurs) as it was issued in exchange for the Term Note, which contained an original issuance discount. The Initial Note will mature on the earlier of (i) September 28, 2024 or (ii) one month after the date when no more Conversion Shares may be issued by the Company because of the NYSE Limit (such date, the “Exchange Cap Acceleration Date”), provided, however, that the Exchange Cap Acceleration Date shall not apply so long as (A) the Company is seeking the stockholder approval for the conversion of the Initial Note and (B) it is in compliance with all filing and meeting deadlines in connection with obtaining stockholder approval, provided further, however that in the event stockholder approval is obtained after the Exchange Cap Acceleration Date but prior to one month thereafter, the maturity date shall remain September 28, 2024.

The Initial Note is convertible at any time into Conversion Shares at a conversion price equal to 90% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days prior to the date of conversion.

The Initial Note contains, and any Subsequent Note will contain, standard and customary events of default including, but not limited to, failure to make payments when due under the Notes, failure to comply with certain covenants contained in the Notes, or bankruptcy or insolvency of the Company. The Company may, at its option, redeem the Notes, in whole or in part, at a price equal to 115% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

The Exchange Agreement contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Description of the Subsequent Note

The Subsequent Note will have a principal face amount of up to $3,300,000 and bear no interest but carry an original issue discount of ten percent, meaning that the Investor will pay up to $3,000,000 for the Subsequent Note (unless an event of default occurs). The Subsequent Note is expected to mature on the earlier of (i) one year from its original issuance date or (ii) one month after the date when no more Conversion Shares may be issued by the Company because of the Exchange Cap Acceleration Date, provided, however, that the Exchange Cap Acceleration Date shall not apply so long as (A) the Company is seeking the stockholder approval for the conversion of the Subsequent Note and (B) it is in compliance with all filing and meeting deadlines in connection with obtaining stockholder approval, provided further, however that in the event stockholder approval is obtained after the Exchange Cap Acceleration Date but prior to one month thereafter, the maturity date shall remain one year from its original issuance date.

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The Subsequent Note will be convertible, subject to the NYSE Limit unless the Company first obtains stockholder approval therefor, at any time into Conversion Shares at a conversion price equal to 90% of the lowest volume weighted average price of the Common Stock during the five consecutive trading days prior to the date of conversion.

The Subsequent Note will contain standard and customary events of default including, but not limited to, failure to make payments when due under the Notes, failure to comply with certain covenants contained in the Notes, or bankruptcy or insolvency of the Company. The Company may, at its option, redeem the Notes, in whole or in part, at a price equal to 115% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to the date of redemption.

The Exchange Agreement contains, and the potential securities purchase agreement relating to the Subsequent Note, customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Exchange Agreement, the Form of Note and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement filed as Exhibit 10.1, and the form of the Note, copies which are filed as Exhibits 4.1, respectively, to the Current Report on Form 8-K filed with the SEC on September 28, 2023 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to the Investor is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the Effective Date until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the Initial Note as well as any Subsequent Note. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 5 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to the Investor in connection with the conversion of the Initial Note as well as a presently indeterminate number of shares of Common Stock to the Investor in connection with the conversion of the Subsequent Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the issuance of the Term Note and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. In the event that the Company is unable to obtain funding from A&C through its acquisition of SPA Securities for cash through the consummation of the SPA, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business. Further, if this Proposal No. 5 is not approved by our stockholders, the Company will not be able to extinguish its debt to the Investor through permitting the Investor to fully convert its Initial Note or any portion of the Subsequent Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to the Investor, likely under less favorable terms than those offered by the Investor.

Effect on Current Stockholders; Dilution

The Exchange Agreement does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the Investor pursuant to the terms of the Exchange Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued the Investor all ______ Conversion Shares which it may acquire absent stockholder approval upon conversion of the Initial Note, assuming the remaining portion of the Initial Note had been converted on the Record Date, the Investor would have acquired approximately _____% of the ____________ shares that would then have been outstanding as of the Record Date. The Company cannot presently predict how many Conversion Shares would be issuable pursuant to conversion of any Subsequent Note issued and sold to the Investor.

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The availability for sale of a large amount of shares by the Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the Investor to address the possible effect on the price of our Common Stock of the sale by the Investor of its shares.

Pursuant to the Exchange Agreement, the Company shall not issue, and the Investor shall not acquire, any shares of our Common Stock under the Exchange Agreement if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by the Investor and its affiliates, would result in the beneficial ownership by the Investor and its affiliates in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares the Investor may beneficially own at any one time to 4.9% of our outstanding Common Stock. Consequently, the number of shares the Investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Common Stock increases over time. The Investor may sell some or all of the shares it acquires under the Exchange Agreement, subject to the Investor’s compliance with the Securities Act and applicable state law. Even though the Investor’s beneficial ownership of our Common Stock is subject to the Maximum Percentage, the Investor may be in a position to exert influence over the Company and there is no guarantee that the interests of the Investor will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Notes to the Investor requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the Notes to the Investor in order to comply with Rule 713 of the NYSE American.

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PROPOSAL NO. 6

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to December 28, 2024 by a ratio of not less than one-for-five and not more than one-for-twenty-five, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the NYSE American;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than ten and no more than one hundred shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the NYSE American and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the NYSE American.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

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Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on December 28, 2024, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of five and a maximum of twenty-five shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-5
1-for-10
1-for-15
1-for-20
1-for-25

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NYSE American under the symbol “AULT.”

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Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAX JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required to Approve the Amendment and Recommendation

Under Delaware law and our charter documents, approval of Proposal No. 6 requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the amendment to the Certificate of Incorporation to authorize the Reverse Stock Split.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	53	Executive Chairman of the Board
William B. Horne	55	Chief Executive Officer and Vice Chairman
Henry Nisser	55	President, General Counsel and Director
Kenneth Cragun	62	Chief Financial Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kenneth S. Cragun

Mr. Cragun was appointed as the Chief Financial Officer of the Company on August 19, 2020. Mr. Cragun had served as the Company’s Chief Accounting Officer since October 1, 2018. Mr. Cragun has been the Chief Financial Officer of Alzamend Neuro, Inc., a development stage entity seeking to prevent, treat and cure Alzheimer’s Disease, since October of 2018. On July 27, 2022, he was appointed to serve as a member of the board of directors of the Singing Machine Company, Inc. He served as a CFO Partner at Hardesty, LLC, a national executive services firm since October 2016. His assignments at Hardesty included serving as CFO of CorVel Corporation, a $1.1 billion market cap publicly traded company (NASDAQ: CRVL) and a nationwide leader in technology driven, healthcare-related, risk management programs and of RISA Tech, Inc. a private structural design and optimization software company. Mr. Cragun was also CFO of two NASDAQ-listed companies, Local Corporation, from April 2009 to September 2016, which operated Local.com, a U.S. top 100 website, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun serves on the Board of Directors and Chairman of the Audit Committee of Verb Technology Company, Inc. (NASDAQ: VERB). Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo. Mr. Cragun’s industry experience is vast, with extensive experience in fast-growth environments and building teams in more than 20 countries. Mr. Cragun has led multiple financing transactions, including IPOs, PIPEs, convertible debt, term loans and lines of credit.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; *

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corporation filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

** Please see the press release issued by the Company on August 15, 2023.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2022 and 2021 by our Chief Executive Officer. Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Milton C. Ault, III	2022	400,000	1,716,667	-	-	47,310	2,163,976
Executive Chairman of the Board (3)	2021	400,000	821,667	1,632,000	1,301,440	39,918	4,195,025
William B. Horne	2022	300,000	1,812,500	-	-	49,664	2,162,164
Chief Executive Officer (4)	2021	300,000	617,500	1,632,000	1,301,440	41,798	3,892,738
Henry C. Nisser	2022	300,000	912,000	-	-	25,832	1,238,332
President and General Counsel (5)	2021	225,000	217,500	1,632,000	1,301,440	18,800	3,469,740

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.

(2)	The amounts in “All Other Compensation” consist of health insurance benefits, vehicle allowance, long-term and short-term disability insurance benefits, and 401K matching amounts.

(3)	Mr. Ault was appointed as our Executive Chairman of the Board on January on January 19, 2021. Prior to that time, he was our Chief Executive Officer.

(4)	Mr. Horne was appointed as our Chief Executive Officer on January 19, 2021. Prior to that time, he was our President.

(5)	Mr. Nisser was appointed as our President on January 19, 2021.

Employment Agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

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Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment Agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries.  For his services, Mr. Horne was be paid a base salary of $250,000 per annum. Upon signing of the employment agreement, Mr. Horne was entitled to a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee. Effective January 1, 2019, Mr. Horne’s salary was increased to $300,000 per annum.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Henry Nisser

On April 12, 2019, the Company entered into a four-year employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries. The effective date of the Agreement is May 1, 2019. Pursuant to the Agreement, Mr. Nisser was paid a base salary of $200,000 per annum (the “Base Salary”). Effective October 1, 2020, Mr. Nisser’s salary was increased to $300,000 per annum.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

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Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Ault, our Executive Chairman, to that of our median employee. Our median employee earned $64,339 in total compensation for 2022. Based upon the total 2022 compensation reported for Mr. Ault of $2,163,976 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 34:1. Our median employee is employed in our Giga-tronics Incorporated subsidiary.

Our Chief Executive Officer and Principal Executive Officer, however, is not Mr. Ault but William B. Horne. In order to follow the intent of the SEC’s rules, which appears to presume that the CEO is the highest paid executive officer of an issuer, we chose to present the total annual compensation of Mr. Ault, who is paid marginally more than Mr. Horne.

While Mr. Ault’s salary exceeds Mr. Horne’s by $100,000 for both our fiscal years ended December 31, 2022 and 2021, his annual total compensation exceeds Mr. Horne’s by no more than $1,812 and $302,287, respectively.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of December 31, 2022, excluding our Executive Chairman, in accordance with SEC rules. On December 31, 2022, 81% of our employee population was located in the U.S., with 19% in non-U.S. locations.

We collected full-year 2022 actual gross earnings data for the December 28, 2022 employee population, including cash-based compensation and equity-based compensation that was realized in 2022, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Executive Chairman, Mr. Ault (referred to in the table below as “EC”) and the average compensation for our other Named Executive Officers (“NEOs”), Mr. Horne (our PEO) and Mr. Nisser, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2021 and 2022 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Bitfarms Limited, Cipher Mining, Inc., CleanSpark, Inc., Hive Digital Technologies Limited, Riot Platforms, Inc., Titan Machinery Inc., Alta Equipment Group Inc., B. Riley Financial, Inc.), net loss and revenue over such years, in each case determined in accordance with SEC rules:

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					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for EC ($)	Compensation Actually Paid to EC ($)	Average Summary Compensation Table Total for other NEOs ($)	Average Compensation Actually Paid to other NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($)	Total Revenue ($)

2022	2,163,976	1,111,315	1,700,248	647,587	2.76	63.61	(182,209,000)	134,334,000

2021	4,195,025	2,418,538	3,681,239	1,904,752	27.36	147.19	(23,269,000)	52,400,000

Compensation actually paid to our EC represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2022		2021
Name	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)

Summary compensation table total	2,163,976	1,700,248	4,195,025	3,681,239
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	2,933,440	2,933,440
Year-end value of equity awards granted during year that remain unvested as of year-end	-	-	1,156,953	1,156,953
Year over year change in fair value of outstanding and unvested equity awards	(525,468)	(525,468)	-	-
Year over year change in fair value of equity awards granted in prior years and vested in the year	(527,193)	(527,193)	-	-
Compensation actually paid	1,111,315	647,587	2,418,538	1,904,752

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our EC and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2020, 2021 and 2022.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested. The term “PEO” as used in the tables below refer to the EC, not the PEO.

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Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling common stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

We have not adopted any hedging policies.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2022, to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault, III	667 666	- 668	- 668	537.00 765.00	9/17/2030 4/26/2031
William B. Horne	667 666	- 668	- 668	537.00 765.00	9/17/2030 4/26/2031
Henry C. Nisser	667 666	- 668	- 668	537.00 765.00	9/17/2030 4/26/2031

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Messrs. Smith and Ash, who each receive a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director and Mr. Ash as Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2022:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)(1)	Total ($)
Robert O. Smith	55,000	—	—	215,000	270,000
Jeffrey A. Bentz	45,000	—	—	215,000	260,000
Mordechai Rosenberg	45,000	—	—	190,000	235,000
Howard Ash	55,000	—	—	190,000	245,000

Stock Incentive Plans

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 583 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (i) 2017 Stock Incentive Plan, under which options to acquire up to eight shares of common stock may be granted to the Company's directors, officers, employees and consultants, (ii) 2016 Stock Incentive Plan, under which options to acquire up to 17 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (iii) 2012 Stock Option Plan, as amended, which provides for the issuance of a maximum of 6 shares of common stock to be offered to the Company’s directors, officers, employees, and consultants, (iv) 2021 Stock Incentive Plan, under which 25,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company's directors, officers, employees and consultants, (v) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 3,267 shares of common stock, and (vi) 2022 Stock Incentive Plan, under which 250,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company's directors, officers, employees and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2022, options to purchase 10,536 shares of common stock were issued and outstanding, and 260,256 shares were available for future issuance under the Plans.

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401(k) Plan

The Company, TurnOnGreen and Microphase have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally covers all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Microphase 401(k) plan permits, but does not require, matching contributions by them on behalf of plan participants. The Company and TurnOnGreen 401(k) plans include matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

Effective January 1, 2001, The Singing Machine Company, Inc. (“SMC”) adopted a voluntary 401(k) plan. All SMC employees with at least one year of service are eligible to participate in the 401(k) plan. SMC makes a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were ________ shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.		(2)
Directors and Officers: (1)
Milton Ault, III		(3)
William Horne		(4)		*
Henry Nisser		(5)		*
Ken Cragun		(6)		*
Robert Smith		(7)		*
Mordechai Rosenberg		(8)		*
Jeffrey A. Bentz		(8)		*
Howard Ash		(9)		*
All directors and executive officers as a group (eight persons)				%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ault Alliance, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee, or in certain instances, a special committee of our board of directors, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our board of directors include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our board of directors formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors. Milton C. Ault, III, who is our Executive Chairman, is also the Chief Executive Officer of Ault & Company, Inc.

Ault & Company, Inc.

On February 25, 2021, Ault & Company sold and issued an 8% Secured Promissory Note in the principal amount of $2,500,000 (the “2021 Note”) to us. The principal amount of the 2021 Note, plus any accrued and unpaid interest at a rate of 8% per annum, was originally due and payable on August 5, 2021 but the maturity date subsequently extended to December 31, 2022.

On June 8, 2023, we, as borrower, entered into a loan agreement (the “Credit Agreement”) with Ault & Company, as lender. The Credit Agreement provides for an unsecured, non-revolving credit facility in an aggregate principal amount of up to $10,000,000. All loans under the Credit Agreement (collectively, the “Advances”) are due within five business days after request by Ault & Company and Ault & Company is not obligated to make any further Advances under the Credit Agreement after December 8, 2023. Advances under the Credit Agreement bear interest at the rate of 9.5% per annum and may be repaid at any time without penalty or premium. As of the date of the Record Date, Ault & Company has provided Advances that remain outstanding in the aggregate principal amount of [ ].

On August 10, 2023 but effective August 3, 2023, we and Ault & Company entered into an amended and restated assignment agreement pursuant to which we assigned, and Ault & Company assumed, two identical 10% Secured OID Notes, each in the principal face amount of $5,272,416 (the “Secured Notes”) issued to two accredited investors. As consideration for Ault & Company assuming the Secured Notes from us, we issued a 10% demand promissory note in the principal face amount of $10,544,832 (the “First Demand Note”) to Ault & Company.

Effective August 10, 2023, we and Ault & Company entered into an assignment agreement pursuant to which we assigned, and Ault & Company assumed, a 12% term note in the principal face amount of $1,100,000 (the “Assumed Note”) issued to an accredited investor, which Assumed Note was issued with an original issuance discount of $100,000. The Assumed Note accrues interest at the rate of 12% per annum and was due August 5, 2023. As consideration for Ault & Company assuming the Assumed Note from us, we issued a 12% demand promissory note in the principal face amount of $1,145,238 (the “Second Demand Note”) to Ault & Company.

On October 13, 2023, we entered into a Note Purchase Agreement (the “NPA”) with Ault & Company, pursuant to which we agreed to issue Ault & Company a 10% senior secured convertible promissory note (the “Convertible Note”) and warrants to purchase 47,685,988 shares of our common stock (the “Warrants”). The Convertible Note has a principal face amount of $17,519,832, accrues interest at the rate of 10% per annum and is due on the fifth anniversary of the date of issuance. The Convertible Note is secured by a first priority security interest in all of the assets of our company and certain subsidiaries, except that Ault & Company’s security interest in certain collateral under the security agreement relating to the Convertible Note is subordinated to the security interest held by our outstanding senior lender. The purchase price for the Convertible Note and Warrants was $17,519,832, which was paid by Ault & Company agreeing to (i) cancel $4,625,000 of prior Advances, the First Demand Note and the Second Demand Note and (ii) return to us for cancellation 125,000 shares of our Series B Convertible Preferred Stock. The closing of the NPA occurred on October 13, 2023.

The Convertible Note is convertible, subject to approval by the NYSE American and our stockholders, into shares of our common stock at a conversion price equal to the greater of (i) $0.10 per share, and (ii) the lesser of (A) $0.2952, which represented 105% of the volume weighted average price of our common stock during the ten trading days immediately prior to the execution date of the NPA, or (B) 105% of the closing sale price of our common stock on the trading day immediately prior to the date of conversion (the “Note Conversion Price”).

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The exercise price of the Warrants is $0.1837 (the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants have a five-year term, expiring on the fifth anniversary of the closing date of the NPA, and become exercisable on the first business day after the six-month anniversary of issuance. The exercise of the Warrants is also subject to approval by the NYSE American and our stockholders.

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer of Ault & Company. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer of Ault & Company. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company.

BitNile Metaverse, Inc.

On June 8, 2022, Ault Lending, a wholly owned subsidiary of ours, entered into a securities purchase agreement with BitNile Metaverse, Inc. formerly known as Ecoark Holdings, Inc. (“BMI”) whereby Ault Lending agreed to purchase $12,000,000 of a new series of convertible preferred stock of BMI, which transaction closed on June 29, 2022. As part of the transaction we were issued 102,881 shares of BMI’s common stock and a warrant to purchase forty-nine percent (49%) of BMI’s common stock calculated on a fully diluted basis, subject to certain terms and conditions. Pursuant to a mutually agreed upon use of proceeds, BMI intends to deploy significant proceeds via its subsidiary White River Holdings Corp. (“White River”) towards an oil drilling program across its cumulative 30,000 acres of active mineral leases at both shallow, intermediate, and deep levels.

On July 11, 2022, we announced the formation of Ault Energy, LLC (“Ault Energy”), a wholly owned subsidiary of ours. Ault Energy will partner with White River Holdings Corp. (“White River”), a wholly owned subsidiary of BMI, on drilling projects across 30,000 acres in Texas, Louisiana and Mississippi. Ault Energy, as Ault Lending’s designee, has the right to purchase up to 25%, or such higher percentages at the discretion of White River, in various drilling projects of White River. In August 2022, Ault Energy committed to purchasing 40% of the first drilling project offered, at a cost to Ault Energy of approximately $1 million. In October 2022, Ault Energy committed to purchasing 37.5% of the second drilling project offered, at a cost to Ault Energy of approximately $1.6 million. In March 2023, Ault Energy committed to purchasing 20% of the third drilling project offered, at a cost to Ault Energy of approximately $1.0 million.

On February 8, 2023, we entered into a Share Exchange Agreement (the “Agreement”) with BMI and the other signatories thereto. The Agreement provided that, subject to the terms and conditions set forth therein, BMI would acquire all of the outstanding shares of capital stock of our then subsidiary, BitNile.com, Inc. (“BNC”), of which we owned approximately 86%, and the remaining 14% was owned by minority shareholders (the “Minority Shareholders”), as well as Ault Iconic (formerly Ault Media Group) and the securities of Earnity, Inc. beneficially owned by BNC (which represented approximately 19.9% of the outstanding equity securities of Earnity as of the date of the Agreement), in exchange for the following: (i) 8,637.5 shares of newly designated Series B Convertible Preferred Stock of BMI to be issued to our company (the “Series B Preferred”), and (ii) 1,362.5 shares of newly designated Series C Convertible Preferred Stock of BMI to be issued to the to the Minority Shareholders (the “Series C Preferred,” and together with the Series B Preferred, the “Preferred Stock”). The Series B Preferred and the Series C Preferred each have a stated value of $10,000 per share (the “Stated Value”), for a combined stated value of the Preferred Stock to be issued by BMI, of $100,000,000, and subject to adjustment, are convertible into an aggregate of 13,333,333 shares of common stock of BMI (the “BMI Common Stock”), which represented approximately 92.4% of the outstanding BMI Common Stock on a fully diluted basis as of the date of the Agreement. However, pending approval of the transaction by BMI’s shareholders, the Preferred Stock is subject to a 19.9% beneficial ownership limitation, including the Series A Convertible Preferred Stock that we acquired from BMI in June of 2022. While the Agreement provides that BMI will seek shareholder approval following the closing, BMI has been requested by Nasdaq not to seek such approval until further notice.

Pursuant to the Certificates of Designations of the Rights, Preferences and Limitations of the Series B Preferred and the Series C Preferred (collectively, the “Preferred Stock Certificates”), each share of Preferred Stock will be convertible into a number of shares of BMI Common Stock determined by dividing the Stated Value by $7.50 (the “Conversion Price”), or 13,333,333 shares of BMI Common Stock. The Conversion Price will be subject to certain adjustments, including potential downward adjustment if BMI closes a qualified financing resulting in at least $25,000,000 in gross proceeds at a price per share that is lower than the Conversion Price then in effect. The holders of Preferred Stock will be entitled to receive dividends at a rate of 5% of the Stated Value per annum from issuance until February 7, 2033 (the “Dividend Term”). During the first two years of the Dividend Term, dividends will be payable in additional shares of Preferred Stock rather than cash, and thereafter dividends will be payable in either additional shares of Preferred Stock or cash as each holder may elect. If BMI fails to make a dividend payment as required by the Preferred Stock Certificates, the dividend rate will be increased to 12% for as long as such default remains ongoing and uncured. Each share of Preferred Stock will also have an $11,000 liquidation preference in the event of a liquidation, change of control event, dissolution or winding up of BMI, and will rank senior to all other capital stock of BMI with respect thereto, except that the Series B Preferred and Series C Preferred shall rank pari passu. Each share of Series B Preferred was originally entitled to vote with the BMI Common Stock at a rate of 10 votes per share of Common Stock into which the Series B Preferred is convertible, but that provision was subsequently eliminated. More recently, in order to comply with Nasdaq’s rules, all voting rights of the Preferred Stock have been eliminated. Other than certain rights granted to the Company relating to amendments or waiver of various negative covenants, the terms, rights, preferences and limitations of the Preferred Stock Certificates are essentially identical. The Agreement closed on March 6, 2023.

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Avalanche International Corp.

On September 6, 2017, we entered into the AVLP Loan Agreement with an effective date of August 21, 2017 pursuant to which we provided Avalanche a non-revolving credit facility. The AVLP Loan Agreement has been increased to up to $20.0 million and extended to December 31, 2023. Until June of 2022, we held a convertible note issued to us by AVLP in the amount of $20.0 million (the “Prior AVLP Note”).

At December 31, 2021, we had provided Avalanche with $17.8 million and, in addition to the 12% convertible promissory notes, AVLP has issued warrants to us to purchase 35.6 million shares of AVLP common stock. Under the terms of the AVLP Loan Agreement, any notes issued by AVLP are secured by the assets of AVLP. As of December 31, 2021, we recorded contractual interest receivable attributed to the AVLP Loan Agreement of $2.0 million and a provision for loan losses of $2.0 million. The warrants issued in conjunction with the non-revolving credit facility entitles us to purchase up to 35.6 million shares of Avalanche common stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

While Avalanche received funds from a third party in the amount of $2.75 million in early April of 2019 in consideration for its issuance of a convertible promissory note to such third party (the “Third Party Note”), $2.7 million was used to pay an outstanding receivable due us and no amount was used to repay the debt Avalanche owes us pursuant to the AVLP Loan Agreement. On October 12, 2021, Ault Alpha, an affiliate of ours, repaid the Third Party Note in full and also acquired a warrant to purchase 1.6 million shares of AVLP common stock. In consideration therefor, AVLP issued Ault Alpha a term note in the principal amount of $3.6 million, which term note had a maturity date of June 30, 2022.

On June 27, 2022, AVLP exchanged the term note it had issued to Ault Alpha for a 10% senior secured convertible note in the principal face amount of $3.8 million due June 15, 2024 (the “Ault Alpha Note”). The Ault Alpha Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued Ault Alpha a warrant to purchase an aggregate of 1,617,647 shares of Avalanche common stock at an exercise price of $0.50. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, Ault Alpha has a second priority interest in AVLP’s assets securing the repayment of the Ault Alpha Note.

On July 11, 2022, AVLP issued us a 10% senior secured convertible note in the principal face amount of $3.0 million due July 10, 2024 (the “AVLP Note”). The AVLP Note is convertible, subject to adjustment, at $0.50 per share. AVLP also issued us warrants to purchase an aggregate of 41.0 million shares of Avalanche common stock at an exercise price of $0.50. Pursuant to a security agreement entered into by Avalanche and Ault Alpha, as amended by an intercreditor agreement entered into by and among the foregoing parties, our company and certain other persons, we have a first priority interest in AVLP’s assets securing the repayment of the AVLP Note.

On June 1, 2022, we converted the entire principal and accrued interest on the Prior AVLP Note into an aggregate of 51.9 million shares of common stock of Avalanche, representing approximately 90.2% of Avalanche’s issued and outstanding shares of common stock. There is currently no liquid market for the Avalanche common stock. Consequently, even if we were inclined to sell such shares of common stock on the open market, our ability to do so would be severely limited. Avalanche is not current in its filings with the Commission and is not required to register the shares of its common stock underlying the Prior AVLP Note or any other loan arrangement we have made with Avalanche described above.

Mr. Ault is paid $100,000 annually by AVLP, and each of Messrs. Horne and Nisser is paid $50,000 annually by AVLP.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of Avalanche. In addition, Philou Ventures, of which Ault & Company is the Manager, is the controlling stockholder of Avalanche. Mr. Ault is the Executive Chairman of Avalanche. Further, Henry Nisser, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of Avalanche.

Ault Alpha

Ault Alpha is an affiliate of our company. See immediately above for its involvement with respect to the Third Party Note. As of December 31, 2022, Ault Alpha had purchased 166,667 shares of our common stock at an average price of $165.

PROPOSALS OF STOCKHOLDERS FOR THE 2024 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2024 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than August 2, 2024 (120 days before the anniversary of this year’s mailing date).

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A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2024 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2024 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2024 Annual Meeting. Proposals should be addressed to Ault Alliance, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2024 Annual Meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2024 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2024 Annual Meeting. Any such notice must be provided to Ault Alliance, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141. If a stockholder fails to provide timely notice of a proposal to be presented at the 2024 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

December 1, 2023

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